UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant  X
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Filed by a Party other than the Registrant

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     Preliminary Proxy Statement
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     Confidential, for Use of the Commission Only (as permitted by
----      Rule 14a-6(e)(2))
     Definitive Proxy Statement
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 X   Definitive Additional Materials
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     Soliciting Material Pursuant to  240.14a-12
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                            WORLDWATER & POWER CORP.
                (Name of Registrant as Specified In Its Charter)
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                 BOARD OF DIRECTORS OF WORLDWATER & POWER CORP.
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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             pursuant to Exchange Act Rule 0-11 (set forth the amount on which
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                            WORLDWATER & POWER CORP.


Additional Information Regarding the Annual Meeting of Stockholders
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Under Section 242 of the Delaware General Corporation Law, the affirmative vote of a majority of the outstanding shares of the Company's Common Stock is required to approve (i) the amendment of the Company's Certificate of Incorporation to increase the number of shares of authorized Common Stock from 275,000,000 to 400,000,000, and (ii) the amendment of the Company's Certificate of Incorporation to effect a stock split.

For all other matters, the affirmative vote of a majority of the votes present or represented by proxy and entitled to be cast at the Annual Meeting by holders of the Common Stock is required to take stockholder action.